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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

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                                   FORM 8-K/A

                                (AMENDMENT NO. 1)
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                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY, 16, 2001




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                          JCP MASTER CREDIT CARD TRUST
                          (Issuer of the Certificates)

                         STAR RECEIVABLES FUNDING, INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                  0-17270                   74-2932856
(State or other jurisdiction      (Commission               (IRS Employer
      of incorporation)           File Number)            Identification No.)




     1600 SUMMER STREET
     STAMFORD, CONNECTICUT                                      06927
     (Address of principal executive offices)                   (Zip Code)


     (Registrant's telephone number, including area code):      (203) 357-4416

         The undersigned registrant hereby amends the following items, financial statements, exhibits, or other portions of its Current Report on Form 8 - K dated January 16, 2001 as set forth in the pages attached hereto:

         Exhibit 99.1 Monthly Certificateholders' Statement - Series E, is amended to correct certain errors therein. The sections corrected are the following: Section B.1 (a) thereof, which appears on page 2 thereof and which should read 95,879,632, Section B.1 (c) thereof, which appears on page 2 thereof and which should read 95,879,632, Section B.2 (a) thereof, which appears on page 2 thereof and which should read 14,133,545, Section B.2 (d) thereof, which appears on page 3 thereof and which should read 14,133,545, Section B.4 (a) thereof, which appears on page 3 thereof and which should read 2,084,267,291, Section B.4 (c) thereof, which appears on page 3 thereof and which should read 38.03%, Section B.4 (d) thereof, which appears on page 3 thereof and which should read 31.19%, and Section B.6 thereof, which appears on page 4 thereof and which should read 2,845,672.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                 STAR RECEIVABLES FUNDING, INC.


Date:  January 16, 2001


                                 /s/ Ricky B.W. Davis
                                 ---------------------------------------------
                                 Name: Ricky B.W. Davis
                                 Vice President and Assistant Secretary





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